New World Fund® Summary prospectus January 1, 2016

Class A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
NEWFX	NEWBX	NEWCX	NWFFX	NFFFX	CNWAX	CNWBX	CNWCX	CNWEX

529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
CNWFX	RNWAX	RNWBX	RNEBX	RNWCX	RNWEX	RNWHX	RNWFX	RNWGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated January 1, 2016, are incorporated by reference into this summary prospectus.

Investment objective

The fund’s investment objective is long-term capital appreciation.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 27 of the prospectus and on page 67 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.23	1.00	1.00	0.25	none	0.21	0.99	0.99	0.50
Other expenses	0.26	0.25	0.29	0.22	0.21	0.35	0.37	0.36	0.28
Total annual fund operating expenses	1.04	1.80	1.84	1.02	0.76	1.11	1.91	1.90	1.33

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.00	1.00	0.74	0.60[2]	0.50	0.25	none	none	none
Other expenses	0.35	0.26	0.52[2]	0.24	0.29[2]	0.20	0.26[2]	0.15	0.10
Total annual fund operating expenses	0.90	1.81	1.81	1.39	1.34	1.00	0.81	0.70	0.65

1 A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

2 Based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1     New World Fund / Summary prospectus

Share classes	1 year	3 years	5 years	10 years
A	$675	$ 887	$1,116	$1,773
B	683	966	1,175	1,916
C	287	579	995	2,159
F-1	104	325	563	1,248
F-2	78	243	422	942
529-A	682	908	1,151	1,849
529-B	694	1,000	1,232	2,025
529-C	293	597	1,026	2,222
529-E	135	421	729	1,601
529-F-1	92	287	498	1,108
R-1	184	569	980	2,127
R-2	184	569	980	2,127
R-2E	142	440	761	1,669
R-3	136	425	734	1,613
R-4	102	318	552	1,225
R-5E	83	259	450	1,002
R-5	72	224	390	871
R-6	66	208	362	810

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$183	$566	$ 975	$1,916
C	187	579	995	2,159
529-B	194	600	1,032	2,025
529-C	193	597	1,026	2,222

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. The securities markets of these countries may be referred to as emerging markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

New World Fund / Summary prospectus     2

In determining whether a country is qualified, the fund’s investment adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund’s investment adviser will maintain a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Bahrain, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Côte d’Ivoire, Croatia, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Greece, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such

3     New World Fund / Summary prospectus

securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

New World Fund / Summary prospectus     4

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The MSCI Emerging Markets Index reflects the market sectors in which the fund invests. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

5     New World Fund / Summary prospectus

Average annual total returns For the periods ended December 31, 2014 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A — Before taxes	6/17/1999	–9.19%	3.79%	7.86%	7.85%
— After taxes on distributions		–10.28	3.41	7.40	N/A
— After taxes on distributions and sale of fund shares		–4.12	3.12	6.65	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	–8.93%	3.88%	7.83%	6.65%
C	3/15/2001	–5.34	4.20	7.65	9.21
F-1	3/16/2001	–3.64	5.05	8.52	9.89
F-2	8/1/2008	–3.38	5.33	N/A	2.83
529-A	2/19/2002	–9.27	3.74	7.82	9.98
529-B	2/26/2002	–9.04	3.78	7.73	9.91
529-C	2/25/2002	–5.40	4.13	7.57	9.60
529-E	3/22/2002	–3.95	4.70	8.14	9.69
529-F-1	9/17/2002	–3.51	5.19	8.65	11.94
R-1	6/11/2002	–4.38	4.23	7.65	9.44
R-2	6/7/2002	–4.39	4.23	7.65	9.46
R-3	6/6/2002	–3.94	4.72	8.14	9.96
R-4	10/7/2002	–3.62	5.07	8.51	12.50
R-5	5/15/2002	–3.31	5.39	8.84	10.35
R-6	5/1/2009	–3.29	5.44	N/A	11.30

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
MSCI® All Country World Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.16%	9.17%	6.09%	4.12%
MSCI Emerging Markets Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–2.19	1.78	8.43	8.02

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

New World Fund / Summary prospectus     6

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Robert W. Lovelace Vice Chairman of the Board and President	17 years	Partner – Capital International Investors
Nicholas J. Grace Senior Vice President and Director	8 years	Partner – Capital World Investors
Mark E. Denning Senior Vice President	17 years	Partner – Capital Research Global Investors
Wahid Butt Vice President	8 years	Partner – Capital Research Global Investors
Galen Hoskin Vice President	7 years	Partner – Capital World Investors
Winnie Kwan Vice President	7 years	Partner – Capital Research Global Investors
Christopher Thomsen Vice President	7 years	Partner – Capital Research Global Investors
Jonathan Knowles	Less than 1 year	Partner– Capital World Investors
Robert H. Neithart	4 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-036-0116P Litho in USA CGD/RRD/8017	Investment Company File No. 811-09105

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY